[Graphic: PIONEER Logo]

Pioneer
Emerging Markets
Fund

ANNUAL REPORT 11/30/99

Table of Contents
--------------------------------------------------------------------------------

Letter from the Chairman                                                       1

Portfolio Summary                                                              2

Performance Update                                                             3

Portfolio Management Discussion                                                7

Schedule of Investments                                                       10

Financial Statements                                                          19

Notes to Financial Statements                                                 26

Report of Independent Public Accountants                                      33

Trustees, Officers and Service Providers                                      34

The Pioneer Family of Mutual Funds                                            35

Programs and Services for Pioneer Shareowners                                 36

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN 11/30/99
--------------------------------------------------------------------------------

Dear Shareowner,
--------------------------------------------------------------------------------

As we move forward into the new millennium, it seems a suitable time to look back on how the world of investing has changed since Pioneer was founded in 1928. The creation of affordable investment options, including mutual funds, has brought opportunity to millions of people worldwide and surely should be counted among this century's greatest accomplishments. Just consider the impact a few notable innova-tions - money market funds, employer-sponsored retirement vehicles and the concept of international investing - have had on your life.

In some ways, investing has changed a great deal. One thing, however, remains the same - our belief in the importance of a long-term perspective. Attempts at market timing and the advent of day-trading unfortunately have led some to adopt a "get rich quick" mentality. Looking back over time, lasting wealth has come to investors who held to their discipline and didn't veer off course to chase the rising star of the day. A solid, forward-thinking plan can offer great rewards, even though it can be a tad dull moment to moment.

For those of you who are interested in new Pioneer products, we are pleased to introduce Pioneer Tax-Managed Fund. The Fund builds on Pioneer's 71-year value tradition, focusing on companies with quality management, market leadership, solid assets and attractively priced stocks. To receive a prospectus for our newest fund, which contains more information, including charges or expenses please contact your investment professional or call Pioneer at 1-800-225-6292. Please read the prospectus carefully before you invest.

I encourage you to read on to learn more about your Fund, including the question and answer session with portfolio manager Mark Madden.

Respectfully,

[Graphic: Signature of John F. Cogan, Jr.]

John F. Cogan, Jr.
Chairman and President

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PORTFOLIO SUMMARY 11/30/99
--------------------------------------------------------------------------------

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[Pie chart data]

International Common Stocks                       73.9%
Depositary Receipts for International Stocks      23.8%
International Preferred Stocks                     2.1%
Warrants                                           0.2%

Geographical Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[Bar chart data]

South Korea              16.7%          Philippines                   1.9%
India                    14.5%          Peoples Republic of China     1.8%
Mexico                   11.8%          Turkey                        1.5%
Israel                    9.7%          Russia                        0.9%
Brazil                    7.4%          Greece                        0.8%
Taiwan                    5.5%          United States                 0.8%
Malaysia                  5.3%          Hungary                       0.6%
Indonesia                 4.7%          Pakistan                      0.4%
Hong Kong                 4.5%          Czech Republic                0.4%
Thailand                  4.3%          Poland                        0.3%
South Africa              3.9%          Argentina                     0.1%
Singapore                 2.2%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1. Hansol CSN                           2.27%      6. SK Telecom Co., Ltd.                1.56%
                                                        (A.D.R.)
  2. Grupo Carso Global Telecom           1.96       7. Dimension Data Holdings             1.56
                                                        Ltd.
  3. Daou Technology Inc.                 1.81       8. Grupo Iusacell SA (Series V)        1.54
                                                        (A.D.R.)
  4. Gilat Satellite Networks Ltd.        1.77       9. Grupo Televisa SA (G.D.R.)          1.53
  5. Korea Technology Banking             1.57      10. Grupo Radio Centro SA de            1.41
     Co.                                                CV (A.D.R.)

Fund holdings will vary for other periods.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/99                                      CLASS A SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    11/30/99       11/30/98
                             $13.80         $8.79

Distributions per Share      Income         Short-Term          Long-Term
(11/30/98-11/30/99)          Dividends      Capital Gains       Capital Gains
                                 -              -                     -


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund at public offering price, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.


  Average Annual Total Returns
  (As of November 30, 1999)

                             Net Asset       Public Offering
   Period                      Value             Price*

   Life-of-Fund                 5.39%            4.26%
   (6/23/94)
   5 Years                      6.33             5.07
   1 Year                      57.00            47.91

*Reflects deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[Mountain chart data]

Growth of $10,000+

          Pioneer   MSCI
          Emerging  Emerging
          Markets   Markets
          Fund*     Free Index
6/94       9425     10000
11/94      9128     11242
           8743      9970
11/95      8756      9385
          10998     10780
11/96     10558     10347
          12385     11616
11/97     11653      8972
          11302      8329
11/98      7902      6962
           9798      8618
11/99     12405     10130


+Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

 Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/99                                      CLASS B SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    11/30/99       11/30/98
                             $13.23         $8.49

Distributions per Share      Income         Short-Term          Long-Term
(11/30/98-11/30/99)          Dividends      Capital Gains       Capital Gains
                                 -              -                     -


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.


  Average Annual Total Returns
  (As of November 30, 1999)

                                  If         If
  Period                         Held     Redeemed*

  Life-of-Fund                  4.62%      4.46%
  (6/23/94)
  5 Years                       5.56       5.40
  1 Year                       55.83      51.83

* Reflects deduction of the maximum applicable contingent deferred sales charge
  (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[Mountain chart data]

Growth of $10,000+

          Pioneer   MSCI
          Emerging  Emerging
          Markets   Markets
          Fund*     Free Index
6/94      10000     10000
11/94      9644     11242
           9209      9970
11/95      9199      9385
          11517     10780
11/96     11011     10347
          12870     11616
11/97     12069      8972
          11659      8329
11/98      8112      6962
          10023      8618
11/99     12541     10130


+ Index comparison begins June 30, 1994. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/99                                      CLASS C SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    11/30/99       11/30/98
                             $13.12         $8.47

Distributions per Share      Income         Short-Term          Long-Term
(11/30/98-11/30/99)          Dividends      Capital Gains       Capital Gains
                                 -              -                     -


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.


  Average Annual Total Returns
  (As of November 30, 1999)

                                  If         If
  Period                         Held     Redeemed*

  Life-of-Fund                  4.47%      4.47%
  (1/31/96)
  1 Year                       54.90      54.90

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge
  (CDSC) applies to redemptions made within one year of purchase.

[Mountain chart data]

Growth of $10,000+

          Pioneer   MSCI
          Emerging  Emerging
          Markets   Markets
          Fund*     Free Index
1/96      10000     10000
          10008      9841
5/96      10855     10268
          10234      9872
11/96     10386      9855
          11746     11027
5/97      12131     11064
          12281     10325
11/97     11384      8546
          11796      8908
5/98      10997      7934
           6966      5209
11/98      7633      6631
           7480      6492
5/99       9390      8209
           9670      8973
11/99     11824      9649


+ The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/99                                      CLASS Y SHARES
--------------------------------------------------------------------------------

Share Prices and Distributions
--------------------------------------------------------------------------------

Net Asset Value
per Share                    11/30/99       11/30/98
                             $13.99         $8.85

Distributions per Share      Income         Short-Term          Long-Term
(11/30/98-11/30/99)          Dividends      Capital Gains       Capital Gains
                                 -              -                     -


Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Emerging Markets Fund, compared to the growth of the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.


  Average Annual Total Returns*
  (As of November 30, 1999)

                                  If           If
  Period                         Held       Redeemed

  Life-of-Fund                  -1.52%      -1.52%
  (4/9/98)
  1 Year                        58.08       58.08

* Assumes reinvestment of distributions.

[Mountain chart data]

Growth of $10,000+

          Pioneer   MSCI
          Emerging  Emerging
          Markets   Markets
          Fund*     Free Index
4/98      10000     10000
           8759      8630
           7567      7725
7/98       7922      7970
           5578      5666
           5369      6025
           5634      6659
11/98      6155      7213
           6176      7109
           6072      6994
           6065      7062
3/99       6802      7993
           7505      8982
           7658      8929
           8506      9943
7/99       8304      9672
           7915      9760
           7637      9431
           8353      9631
11/99      9730     10495


+ Index comparison begins April 30, 1998. The MSCI Emerging Markets Free Index is an unmanaged, capitalization-weighted measure of 1,009 securities trading in 26 emerging markets; it reflects only those securities available to foreign investors. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any sales charges, fees or expenses. You cannot invest directly in the Index.

  Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/99
--------------------------------------------------------------------------------

When it comes to investing, being in the right place at the right time can have big rewards. But success doesn't come easily. It requires diligent research, discipline and the patience to allow investments to realize their full potential in the face of market fluctuations.

For the 12 months ending November 30, 1999, emerging markets proved worth the wait. In the following discussion, portfolio manager Mark H. Madden explains the factors that influenced your Fund's performance over the past year.

Q:   How did the emerging markets and the Fund perform during the year?

A: Pioneer Emerging Markets Fund had a very successful year, topping 85% of the funds in its competitive Lipper universe. Class A, B and C shares generated total returns of 57.00%, 55.83% and 54.90%, respectively, at net asset value for the 12 months ending November 30. In comparison, the 180 emerging market funds tracked by Lipper, Inc. had an average return of 42.4%. (Lipper is an independent firm that tracks mutual fund performance.) The Fund also surpassed its benchmark, the MSCI Emerging Markets Free Index, which rose 42.7% for the same period.

Q:   To what do you attribute the Fund's strong performance?

A: We have positioned the fund to take advantage of three major themes that we believe are driving the performance of emerging markets: 1) economic recovery following the 1997-98 crises; 2) the information technology revolution; and 3) outsourcing of products and services by developed market enterprises to emerging market corporations. We selected stocks that are major beneficiaries of these themes such as stocks in the technology, telecommunication and media sectors.

     Our country selection also contributed to our performance as we had a strong presence in top performing countries such as South Korea, India, Israel and Mexico while we maintained underweight positions in the poorer performing markets in South Africa and South America.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT DISCUSSION 11/30/99                            (continued)
--------------------------------------------------------------------------------

Q: Why has the Fund emphasized technology, telecommunications and media companies?

A: The information technology revolution is just beginning in emerging markets. The Fund owns companies involved in developing telecommunication infrastructure and services locally as well as globally. Recognizing the dynamic growth opportunities inherent in these sectors, we focused the portfolio on companies involved in building telecommunication infrastructure and services. Fund holding Check Point Software Technologies (Israel) provides internet security for large corporations. NIIT (India) is active globally in information technology education, training and software consulting services. Grupo Televisa (Mexico), a well run, highly rated television programming producer, will distribute programming over the internet.

     Our decision to invest in cellular communications proved to be an effective way to participate in the explosive growth of the telecommunications sector. Throughout emerging markets, mobile phones are appearing in remote villages before they ever see fixed telephone lines. We have high hopes for SK Telecom (Korea) and Grupo Iusacell (Mexico) both of which control significant market share in their countries.

Q: Is the corporate trend toward outsourcing production significant for emerging markets?

A: We firmly believe so, and think the Fund is well positioned to take advantage of it. Multinational companies in the United States, Europe and Japan are contracting with companies in developing countries to produce a wide range of products and services for them - from cellular handsets to shoes to software development. Several holdings capitalize on this trend. L.G. Electronics (Korea) manufactures much of the electronic hardware for Apple's iMac computer. Taiwan Semiconductor Manufacturing offers advanced chip-design services that allow businesses to customize chips more easily and rapidly than in the past. Infosys Technologies (India) develops software for Amazon.com's e-commerce business to help employees provide better service.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


Q: Given the resumption of growth in emerging markets, are you investing in more economically sensitive stocks?

A: The Fund is invested in companies that are profiting from the economic recovery, as well. For example, Cemex (Mexico) produces cement in developing countries around the world and will benefit from increases in construction activity. On the retail side, there are opportunities such as Edgars Stores (South Africa), which operates a large franchise of quality department stores. Shinsegae Department Stores (South Korea) owns and operates a chain of retail stores, and is now offering retail formats comparable to Costco or BJ's Wholesale.

Q:   What is your outlook for the coming year?

A: We remain optimistic about the long-term prospects for economic growth, inflation and interest rates in the global emerging markets. Barring any negative economic surprises arising from the United States and other major developed countries, we believe that the economies of many emerging countries will continue to improve. In addition, we believe that the most rapid growth will be achieved in the technology, telecommunications and media industries within these countries.

     The economic crises of 1997-98 served as a catalyst for change in many emerging markets. Governments of many developing countries implemented reforms, and many companies pursued restructuring initiatives so as to become more efficient and globally competitive. These initiatives should improve productivity and lead to long-term economic growth.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/99
--------------------------------------------------------------------------------

Shares                                                                   Value
                PREFERRED STOCKS - 4.8%
30,140,000      Banco Itau SA                                      $ 1,897,315
    88,150      Lukoil Holding (A.D.R.)                               639,087
 4,500,000      Petrobras Brasileiro SA                                909,599
     6,811      Shinsegae Department Store Co. (New Shares)*           262,628
   700,000      Siam Commercial Bank*                                  740,669
    47,750      Tele Norte Leste Participacoes (A.D.R.)                850,547
    23,200      Telecomunicacoes Brasileiras SA (A.D.R.)             2,105,400
     1,000      Telesp Celular Participacoes SA (A.D.R.)                28,687
    40,000      Telesp Participacoes SA (A.D.R.)                       720,000
    30,000      Tele Sudeste Celular Participacoes SA (A.D.R.)         616,875
                                                                   -----------
                TOTAL PREFERRED STOCKS
                (Cost $7,610,682)                                  $ 8,770,807
                                                                   -----------
                COMMON STOCKS - 95.0%
                Basic Materials - 2.3%
                Chemicals - 0.9%
   145,710      Daelim Industrial Co.                              $ 1,671,721
                                                                   -----------
                Chemicals (Specialty) - 0.0%
        21      Reliance Industries Ltd.                           $       107
                                                                   -----------
                Construction (Cement & Aggregates) - 1.4%
     2,612      Cemex, SA (A.D.R.)*                                $    64,157
   340,001      Cemex, SA (Class B)                                  1,663,735
 5,950,000      PT Jaya Real Property Tbk (Local Shares)*              772,727
                                                                   -----------
                                                                   $ 2,500,619
                                                                   -----------
                Iron & Steel - 0.0%
        50      Tata Iron & Steel Co., Ltd.                        $       164
                                                                   -----------
                Total Basic Materials                              $ 4,172,611
                                                                   -----------
                Capital Goods - 0.7%
                Electrical Equipment - 0.6%
   121,198      Bharat Heavy Electricals Ltd.*                     $   674,330
 2,000,000      Nanjing Panda Electronics Co. Ltd. (Class H)*          427,477
                                                                   -----------
                                                                   $ 1,101,807
                                                                   -----------
                Machinery (Diversified) - 0.1%
 1,000,000      PT Komatsu Indonesia Tbk (Local Shares)*           $   256,323
                                                                   -----------
                Total Capital Goods                                $ 1,358,130
                                                                   -----------


10 The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                   Value
               Communication Services - 15.5%
               Cellular/Wireless Telecommunications - 3.9%
   27,600      Advanced Service Co., Ltd.                          $   395,044
  224,344      Grupo Iusacell SA (Series V) (A.D.R.)*                2,804,300
  120,000      SK Telecom Co., Ltd. (A.D.R.)                         2,842,500
   33,000      Stet Hellas Telecomm SA (A.D.R.)*                       651,750
  850,000      Technology Resources Industries Bhd.                    438,421
                                                                   -----------
                                                                   $ 7,132,015
                                                                   -----------
               Telecommunications (Long Distance)  - 0.9%
    6,600      Dacom Corp.                                         $ 1,651,067
                                                                   -----------
               Telephone - 10.7%
   89,000      Embratel Participacoes (A.D.R.)*                    $ 1,657,625
  456,300      Grupo Carso Global Telecom                            3,584,142
   36,000      Hanaro Telecom Inc.*                                    659,909
   37,450      Hellenic Telecommunication Organization SA              802,611
   21,000      Korea Telecom Corp.* (A.D.R.)                         1,113,000
   25,000      Matav (A.D.R.)                                          754,688
   42,350      Philippine Long Distance Telephone Co. (A.D.R.)         868,175
   26,000      PT Indosat Indonesian Satellite Corp. (A.D.R.)
               (Local Shares)                                          360,750
  119,000      Rostelecom (A.D.R.)                                     989,188
2,035,000      TelecomAsia Corp. Public Co., Ltd.*                   2,009,683
   27,000      Telefonos de Mexico SA (L Shares) (A.D.R.)            2,499,188
  370,000      Telekom Malaysia Bhd.                                 1,168,421
  286,000      Telekomunikasi Indonesia (A.D.R.)                     2,413,125
   26,000      Videsh Sanchar Nigam Ltd. (G.D.R.) (144A)               598,000
                                                                   -----------
                                                                   $19,478,505
                                                                   -----------
               Total Communication Services                        $28,261,587
                                                                   -----------
               Consumer Cyclicals - 10.0%
               Auto Parts & Equipment - 0.1%
  200,000      Mirgor Sacifia (Class C) (A.D.R.) (144A)            $   168,750
                                                                   -----------
               Automobiles - 1.8%
4,200,000      Koc Holdings AS                                     $   535,068
  170,000      Mahindra & Mahindra Ltd. (G.D.R.)                     1,636,250
2,445,000      PT Astra International Tbk (Local Shares)*            1,119,720
                                                                   -----------
                                                                   $ 3,291,038
                                                                   -----------


   The accompanying notes are an integral part of these financial statements. 11

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/99                                    (continued)
--------------------------------------------------------------------------------

Shares                                                                    Value
                Homebuilding - 0.0%
    64,900      Land & House Public Co., Ltd.*                      $    64,925
                                                                    -----------
                Leisure Time (Products) - 1.0%
    47,000      Bajaj Auto Ltd.                                     $   429,340
   660,000      Berjaya Sports Toto Bhd.                              1,363,421
                                                                    -----------
                                                                    $ 1,792,761
                                                                    -----------
                Lodging (Hotels) - 0.6%
   125,000      The Indian Hotels Co. Ltd. (G.D.R.)                 $ 1,065,625
                                                                    -----------
                Retail (Department Stores) - 3.0%
   126,000      Edgars Stores Ltd.                                  $ 1,407,138
15,000,000      PT Matahari Putra Prima (Local Shares)*               1,691,729
    39,000      Shinsegae Department Stores Co.                       2,405,435
                                                                    -----------
                                                                    $ 5,504,302
                                                                    -----------
                Retail (Specialty) - 0.6%
   641,000      Cifra, SA de CV (Series C)*                         $ 1,129,455
                                                                    -----------
                Services (Commercial & Consumer) - 2.3%
   264,940      Hansol CSN                                          $ 4,148,079
                                                                    -----------
                Textiles (Home Furnishings) - 0.6%
   606,000      Far Eastern Textile Ltd.                            $ 1,043,013
                                                                    -----------
                Textiles (Specialty) - 0.0%
   347,700      Asia Fiber Co., Ltd.*                               $    41,027
                                                                    -----------
                Total Consumer Cyclicals                            $18,248,975
                                                                    -----------
                Consumer Staples - 10.5%
                Broadcasting (Television/Radio/Cable) - 6.4%
11,180,000      Benpres Holdings Corp.*                             $ 1,581,561
    11,000      Ceske Radiokomunikace (G.D.R.)*                         333,850
   271,000      Globo Cabo SA (A.D.R.)*                               1,897,000
   468,300      Grupo Radio Centro SA de CV (A.D.R.)*                 2,575,650
    57,000      Grupo Televisa SA (G.D.R.)*                           2,782,313
    46,300      Matav-Cable System Media Ltd.*                        1,149,038
   250,000      TV Azteca, SA de CV (A.D.R.)                          1,390,625
                                                                    -----------
                                                                    $11,710,037
                                                                    -----------
                Entertainment - 0.6%
   325,890      Corporacion Interamericana de Entretenimiento SA
                (Series B)*                                         $ 1,082,726
                                                                    -----------


12 The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                   Value
               Foods - 1.6%
    29,000     Cheil Jedang Corp.                                  $ 2,236,446
   197,875     Thai Union Frozen Products Public Co. Ltd.              639,534
                                                                   -----------
                                                                   $ 2,875,980
                                                                   -----------
               Restaurants - 0.7%
 1,030,000     Kentucky Fried Chicken Bhd.                         $ 1,273,947
                                                                   -----------
               Retail Stores (Food Chains) - 0.2%
   123,000     President Chain Store Corp.                         $   343,771
                                                                   -----------
               Specialty Printing - 1.0%
13,200,000     Paramount Publishing Group+                         $ 1,818,580
                                                                   -----------
               Total Consumer Staples                              $19,105,041
                                                                   -----------
               Energy - 2.0%
               Oil & Gas (Exploration/Production) - 0.0%
       100     Oil & Natural Gas Commission Ltd.                   $       512
                                                                   -----------
               Oil & Gas (Refining & Marketing) - 2.0%
    68,200     Bharat Petroleum Corp., Ltd.                        $   594,717
    64,650     Hindustan Petroleum Corp., Ltd.                         316,510
    90,150     Hindustan Petroleum Corp., Ltd. (New Shares)*           426,128
    62,600     Polski Koncern (G.D.R.)*                                651,040
    63,416     SK Corp.                                              1,597,367
                                                                   -----------
                                                                   $ 3,585,762
                                                                   -----------
               Total Energy                                        $ 3,586,274
                                                                   -----------
               Financial - 18.2%
               Banks (Major Regional) - 8.1%
30,250,000     Akbank T.A.S.                                       $   478,801
   187,000     Bangkok Bank Ltd.                                       400,526
30,000,000     Bank International*                                     615,174
    50,000     Bank of Philippine Islands                              131,707
   121,000     Dao Heng Bank Ltd.                                      690,182
   325,000     Grupo Financiero Banamex Accival (Class O)*           1,095,293
   838,000     JCG Holdings Ltd.                                       458,572
    76,480     Kookmin Bank                                          1,273,292
   220,000     Malayan Banking Bhd.                                    752,632
 2,145,000     National Finance Public Co., Ltd.*                      784,052
     8,400     OTP Bank (G.D.R.)*                                      396,480
   162,049     Overseas-Union Bank Ltd.                                752,147
10,692,000     PT Lippo Bank Tbk (Certificate of Entitlement)*               0


   The accompanying notes are an integral part of these financial statements. 13

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/99                                    (continued)
--------------------------------------------------------------------------------

Shares                                                                  Value
                Banks (Major Regional) - (continued)
18,662,000      PT Lippo Bank Tbk (Local Shares)*                 $   446,459
    63,700      Shinhan Bank                                          741,816
   510,000      Thai Farmers Bank, Ltd.*                              686,803
33,900,000      Turkiye Is Bankasi                                    801,589
    96,000      Uniao de Bancos Brasileiros SA (G.D.R.)             2,262,000
   278,000      United World Chinese Commercial Bank                  374,003
   176,200      Wing Hang Bank Ltd.                                   673,809
51,602,816      Yapi ve Kredi Bankasi AS                              946,266
                                                                  -----------
                                                                  $14,761,603
                                                                  -----------
                Consumer Finance - 0.8%
   800,000      Theta Group Ltd.*                                 $ 1,540,827
                                                                  -----------
                Financial (Diversified) - 5.6%
   200,000      Bank of East Asia                                 $   481,556
   380,000      DBS Land Ltd.                                         741,684
   450,000      Great Eagle Holdings Ltd.                             796,691
 2,250,000      Grupo Financiero Bancomer (B Shares)                  835,898
   229,500      Henderson Land Development                          1,241,100
   240,000      Housing Development Finance Corp. Ltd.              1,387,029
   133,531      Imperial Holdings Ltd.*                             1,361,571
 3,400,000      Land & General Bhd.                                 1,458,421
   290,000      New World Development Co., Ltd.                       575,034
   277,400      Pakistan Investment Fund Inc.                         676,162
   600,000      Public Finance Bhd.                                   628,421
                                                                  -----------
                                                                  $10,183,567
                                                                  -----------
                Insurance (Multi-Line) - 0.3%
   934,000      Pacific Century Insurance Ltd.*                   $   517,118
                                                                  -----------
                Insurance (Property/Casualty) - 0.4%
   144,100      Ayudhya Jardine CMG Life Assurance Public Co.,
                Ltd.*                                             $    33,267
   263,000      Cathay Life Insurance                                 639,539
                                                                  -----------
                                                                  $   672,806
                                                                  -----------
                Investment Banking/Brokerage - 2.5%
   613,000      AMMB Holdings Bhd.                                $ 1,314,724
   543,000      Capital Securities Corp.*                             356,684
   210,000      Korea Technology Banking Co.                        2,862,195
                                                                  -----------
                                                                  $ 4,533,603
                                                                  -----------


14 The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                  Value
               Investment Management - 0.5%
1,330,000      China Everbright Ltd.                              $   993,240
                                                                  -----------
               Total Financial                                    $33,202,764
                                                                  -----------
               Healthcare - 0.8%
               Biotechnology - 0.5%
   33,000      Dr. Reddy's Laboratories Ltd.*                     $   859,118
                                                                  -----------
               Healthcare (Drugs/Major Pharmaceuticals) - 0.3%
    1,050      Cipla Ltd.                                         $    39,344
    2,100      Cipla Ltd. (New Shares)*                                78,567
   13,600      Sun Pharmaceutical Industries, Ltd.                    484,092
                                                                  -----------
                                                                  $   602,003
                                                                  -----------
               Total Healthcare                                   $ 1,461,121
                                                                  -----------
               Technology - 31.1%
               Communications Equipment - 4.0%
   71,597      ECI Telecommunications Ltd.                        $ 1,794,400
   42,000      Gilat Satellite Networks Ltd.*                       3,231,375
   57,300      Nice Systems Ltd. (A.D.R.)*                          2,345,720
                                                                  -----------
                                                                  $ 7,371,495
                                                                  -----------
               Computers (Hardware) - 0.5%
1,100,000      Great Wall Technology Co. (Class H)*               $   927,702
                                                                  -----------
               Computers (Networking) - 0.7%
  528,000      Accton Technology Corp.*                           $ 1,200,568
                                                                  -----------
               Computers (Peripherals) - 2.4%
  222,600      Acer Periphals, Inc.                               $   702,984
  115,209      Daou Technology Inc.*                                3,299,498
   16,707      Korea Data System                                      325,713
                                                                  -----------
                                                                  $ 4,328,195
                                                                  -----------
               Computers (Software & Services) - 14.5%
   51,000      BFL Software Ltd.*                                 $   797,812
   16,300      Check Point Software Technologies Ltd.*              2,308,487
   61,739      Formula Systems Ltd.*                                2,136,889
  119,350      HCL Technologies Ltd.*                               1,594,816
3,300,000      I-ONE.NET International                              1,590,598
    4,600      Infosys Technologies Ltd.                              980,302
   26,300      Mastek Ltd.                                          2,138,174
   26,300      Mastek Ltd. (Bonus Shares)*                          2,135,750
   33,530      NIIT Ltd.                                            1,815,355


   The accompanying notes are an integral part of these financial statements. 15

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/99                                    (continued)
--------------------------------------------------------------------------------

Shares                                                                Value
               Computers (Software & Services) - (continued)
   24,970      NIIT Ltd. (New Shares)*                          $ 1,350,468
      200      Pentafour Software & Exports Ltd.                      3,999
      200      Pentafour Software & Exports Ltd. (Bonus
               Shares)*                                               3,980
   42,200      Satyam Computer Services                           1,864,753
   54,000      Satyam Computer Services (Bonus Shares)            2,383,937
   50,000      Starmedia Network Inc.*                            1,487,500
   90,500      Tecnomatix Technologies Ltd.*                      2,477,437
   10,000      VisualSoft Ltd.                                    1,418,039
                                                                -----------
                                                                $26,488,296
                                                                -----------
               Electronics (Component Distributors) - 2.9%
  178,000      ACER Sertek Inc.                                 $   556,513
   85,000      Asustek Computer, Inc.                               896,573
  180,500      Hana Microelectronics Public Co., Ltd.*              745,428
   35,000      L.G. Electronics                                   1,566,961
  346,598      Phoenixtec Power Co., Ltd.                           678,638
   38,000      Samsung Corp.*                                       789,993
                                                                -----------
                                                                $ 5,234,106
                                                                -----------
               Electronics (Instrumentation) - 0.2%
  365,000      Yageo Corp.                                      $   348,113
                                                                -----------
               Electronics (Semiconductors) - 2.8%
   46,000      Ambit Microsystems Corp.                         $   262,940
   99,000      Hon Hai Precision Industry*                          706,584
   24,100      Orbotech Ltd.*                                     2,205,150
  185,000      Siliconware Precision Industries Co., Ltd.*          368,072
  177,000      Taiwan Semiconductor Manufacturing Co.*              830,080
  260,000      United Microelectronics Corporation, Ltd.*           730,776
                                                                -----------
                                                                $ 5,103,602
                                                                -----------
               Photography/Imaging - 0.5%
3,000,000      PT Modern Photo Tbk (Local Shares)*              $   922,761
                                                                -----------
               Services (Computer Systems) - 2.0%
  184,100      Datacraft Asia Ltd.                              $   891,044
  547,908      Dimension Data Holdings Ltd.*                      2,837,752
                                                                -----------
                                                                $ 3,728,796
                                                                -----------
               Services (Data Processing) - 0.6%
  180,000      Shinawatra Computer Co., Plc                     $ 1,145,056
                                                                -----------
               Total Technology                                 $56,798,690
                                                                -----------


16 The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Shares                                                                 Value
                Transportation - 0.9%
                Railroads - 0.9%
 4,500,000      Guangshen Railway Co., Ltd.                     $    515,676
   830,000      Malaysia International Shipping Bhd.               1,234,079
                                                                ------------
                Total Transportation                            $  1,749,755
                                                                ------------
                Utilities - 3.0%
                Electric Companies - 2.1%
23,000,000      Centrais Electricas Brasileiras SA              $    466,583
   130,000      Ceske Energeticke Zavody AS*                         328,674
   139,000      Huaneng Power International, Inc. (A.D.R.)*        1,476,875
    50,000      Korea Electric Power (A.D.R.)*                     1,000,000
   295,350      Tata Power Co. Ltd.*                                 482,781
                                                                ------------
                                                                $  3,754,913
                                                                ------------
                Natural Gas - 0.5%
    92,100      Gas Authority of India Ltd. (G.D.R.)*           $    870,345
                                                                ------------
                Power Producers (Independent) - 0.4%
 1,000,000      First Philippine Holdings Corp.                 $    817,074
                                                                ------------
                Total Utilities                                 $  5,442,332
                                                                ------------
                TOTAL COMMON STOCKS
                (Cost $139,244,250)                             $173,387,280
                                                                ------------
                WARRANTS - 0.2%
10,692,000      PT Lippo Bank, 4/15/02*                         $          0
   200,000      Queenbee Restaurant, 3/24/03*                         62,195
   629,000      Siam Commercial Bank, 5/10/02*                       213,781
                                                                ------------
                TOTAL WARRANTS                                  $    275,976
                                                                ------------
                (Cost $131,686)
                TOTAL INVESTMENT IN SECURITIES - 100%
                (Cost $146,986,618) (a) (b) (c)                 $182,434,063
                                                                ============


   The accompanying notes are an integral part of these financial statements. 17

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS 11/30/99                                    (continued)
--------------------------------------------------------------------------------

   * Non-income producing security.

   + Investment held by the Fund representing 5% or more of the outstanding voting stock of such company.

144A Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At November 30, 1999, the value of these securities amounted to $766,750 or 0.4% of total net assets.

 (a) Distribution of investments by country of issue, as percentage of total equity holdings, is as follows:

      South Korea                             16.7%
      India                                   14.5
      Mexico                                  11.8
      Israel                                   9.7
      Brazil                                   7.4
      Taiwan                                   5.5
      Malaysia                                 5.3
      Indonesia                                4.7
      Hong Kong                                4.5
      Thailand                                 4.3
      South Africa                             3.9
      Singapore                                2.2
      Philippines                              1.9
      Peoples Republic of China                1.8
      Turkey                                   1.5
      Others (individually less than 1%)       4.3
                                             -----
                                             100.0%
                                             =====

 (b) At November 30, 1999, the net unrealized gain on investments based on cost for federal income tax purposes of $147,206,329 was as follows:

      Aggregate gross unrealized gain for all investments in
       which there is an excess of value over tax cost          $46,545,082

      Aggregate gross unrealized loss for all investments in
       which there is an excess of tax cost over value          (11,317,348)
                                                                -----------
      Net unrealized gain                                       $35,227,734
                                                                ===========

 (c) At November 30, 1999, the Fund had a capital loss carryforward of $53,623,973 which will expire in 2006 if not utilized

Purchases and sales of securities (excluding temporary cash investments) for the year ended November 30, 1999 aggregated $231,760,993 and $235,114,649, respectively.


18 The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
BALANCE SHEET 11/30/99
--------------------------------------------------------------------------------

ASSETS:
  Investment in securities, at value (cost $146,986,618)                    $182,434,063
  Cash                                                                             4,159
  Foreign currencies, at value                                                 3,960,995
  Receivables -
   Investment securities sold                                                  7,017,891
   Fund shares sold                                                              631,156
   Forward foreign currency settlement contracts--net                              6,159
   Dividends, interest and foreign taxes withheld                                286,085
  Other                                                                            6,450
                                                                            ------------
    Total assets                                                            $194,346,958
                                                                            ------------
LIABILITIES:
  Payables -
   Investment securities purchased                                          $  4,846,920
   Fund shares repurchased                                                     1,681,039
  Due to affiliates                                                              337,009
  Accrued expenses                                                               262,109
  Reserve for repatriation and capital gains taxes                             1,845,027
  Line of credit                                                               4,309,000
                                                                            ------------
    Total liabilities                                                       $ 13,281,104
                                                                            ------------
NET ASSETS:
  Paid-in capital                                                           $203,145,602
  Accumulated net investment loss                                             (1,392,414)
  Accumulated net realized loss on investments, futures contracts
   and foreign currency transactions                                         (54,237,232)
  Net unrealized gain on investments (including reserve for repatriation
    and capital gains taxes of $1,845,027)                                    33,602,418
  Net unrealized loss on forward foreign currency contracts and other
    assets and liabilities denominated in foreign currencies                     (52,520)
                                                                            ------------
    Total net assets                                                        $181,065,854
                                                                            ============
NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
  Class A (based on $91,091,830/6,600,312 shares)                           $      13.80
                                                                            ============
  Class B (based on $51,092,692/3,861,237 shares)                           $      13.23
                                                                            ============
  Class C (based on $11,656,410/888,110 shares)                             $      13.12
                                                                            ============
  Class Y (based on $27,224,922/1,945,990 shares)                           $      13.99
                                                                            ============
MAXIMUM OFFERING PRICE:
  Class A                                                                   $      14.64
                                                                            ============


   The accompanying notes are an integral part of these financial statements. 19

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

For the Year Ended 11/30/99

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $144,308)     $ 1,904,084
  Interest (net of foreign taxes withheld of $1,113)            238,712
                                                            -----------
   Total investment income                                                    $ 2,142,796
                                                                              -----------
EXPENSES:
  Management fees                                           $ 1,624,774
  Transfer agent fees
   Class A                                                      374,640
   Class B                                                      210,488
   Class C                                                      101,874
   Class Y                                                        5,570
  Distribution fees
   Class A                                                      181,585
   Class B                                                      397,743
   Class C                                                       89,063
  Administrative fees                                            14,894
  Custodian fees                                                270,091
  Registration fees                                              57,158
  Professional fees                                              90,512
  Printing                                                       49,867
  Fees and expenses of nonaffiliated trustees                    25,610
  Miscellaneous                                                  36,585
                                                            -----------
   Total expenses                                                             $ 3,530,454
   Less fees paid indirectly                                                      (37,561)
                                                                              -----------
   Net expenses                                                               $ 3,492,893
                                                                              -----------
    Net investment loss                                                       $(1,350,097)
                                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
FUTURES CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) from:
   Investments                                              $ 4,526,989
   Futures contracts                                            144,350
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies       (1,867,264)      $ 2,804,075
                                                            -----------       -----------
  Change in net unrealized loss from:
   Investments                                              $57,089,049
   Forward foreign currency contracts and other assets
     and liabilities denominated in foreign currencies          995,344       $58,084,393
                                                            -----------       -----------
   Net gain on investments and foreign currency
     transactions                                                             $60,888,468
                                                                              -----------
   Net increase in net assets resulting from operations                       $59,538,371
                                                                              ===========


20 The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

For the Years Ended 11/30/99 and 11/30/98

                                                             Year Ended         Year Ended
                                                              11/30/99           11/30/98
FROM OPERATIONS:
  Net investment loss                                       $ (1,350,097)      $   (508,125)
  Net realized gain (loss) on investments, futures
    contracts and foreign currency transactions                2,804,075        (60,156,630)
  Change in net unrealized loss on investments and
    foreign currency transactions                             58,084,393         (9,788,485)
                                                            ------------       ------------
  Net increase (decrease) in net assets resulting from
    operations                                              $ 59,538,371       $(70,453,240)
                                                            ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Net realized gain:
    Class A ($0.00 and $1.40 per share, respectively)       $          -       $ (9,049,452)
    Class B ($0.00 and $1.40 per share, respectively)                  -         (6,941,023)
    Class C ($0.00 and $1.40 per share, respectively)                  -         (1,316,526)
    Class Y ($0.00 and $0.15 per share, respectively)                  -            (19,972)
                                                            ------------       ------------
     Total distributions to shareholders                    $          -       $(17,326,973)
                                                            ------------       ------------
FROM FUND SHARE TRANSACTIONS:
  Net proceeds from sale of shares                          $189,422,052       $192,933,742
  Reinvestment of distributions                                        -         12,603,272
  Cost of shares repurchased                                (193,508,476)      (162,719,585)
                                                            ------------       ------------
    Net increase (decrease) in net assets resulting
      from fund share transactions                          $ (4,086,424)      $ 42,817,429
                                                            ------------       ------------
    Net increase (decrease) in net assets                   $ 55,451,947       $(44,962,784)
NET ASSETS:
  Beginning of year                                          125,613,907        170,576,691
                                                            ------------       ------------
  End of year (including accumulated net investment loss
    of $1,392,414 and $1,185,831, respectively)             $181,065,854       $125,613,907
                                                            ============       ============

                                   '99 Shares       '99 Amount        '98 Shares       '98 Amount
CLASS A
Shares sold                         13,457,290     $ 139,753,516       13,942,933     $ 160,340,967
Reinvestment of distributions                -                 -          579,650         7,318,213
Less shares repurchased            (15,527,823)     (158,319,918)     (11,929,436)     (126,018,352)
                                   -----------     -------------      -----------     -------------
  Net increase (decrease)           (2,070,533)    $ (18,566,402)       2,593,147     $  41,640,828
                                   ===========     =============      ===========     =============
CLASS B
Shares sold                          2,174,781     $  23,059,774        1,676,837     $  19,436,392
Reinvestment of distributions                -                 -          377,852         4,655,749
Less shares repurchased             (2,546,532)      (25,753,021)      (2,806,525)      (30,267,194)
                                   -----------     -------------      -----------     -------------
  Net decrease                        (371,751)    $  (2,693,247)        (751,836)    $  (6,175,053)
                                   ===========     =============      ===========     =============
CLASS C
Shares sold                            427,313     $   4,608,232        1,081,822     $  10,948,240
Reinvestment of distributions                -                 -           49,729           609,339
Less shares repurchased               (974,574)       (8,869,386)        (600,103)       (6,206,936)
                                   -----------     -------------      -----------     -------------
  Net increase (decrease)             (547,261)    $  (4,261,154)         531,448     $   5,350,643
                                   ===========     =============      ===========     =============
CLASS Y*
Shares sold                          1,855,799     $  22,000,530          162,101     $   2,208,143
Reinvestment of distributions                -                 -            1,834            19,971
Less shares repurchased                (50,089)         (566,151)         (23,655)         (227,103)
                                   -----------     -------------      -----------     -------------
  Net increase                       1,805,710     $  21,434,379          140,280     $   2,001,011
                                   ===========     =============      ===========     =============

* Class Y shares were first publicly offered April 9, 1998.


   The accompanying notes are an integral part of these financial statements. 21

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/99
--------------------------------------------------------------------------------

                                                                   Year Ended  Year Ended
                                                                    11/30/99    11/30/98
CLASS A
Net asset value, beginning of year                                  $  8.79     $ 14.42
                                                                    -------     -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                       $ (0.09)    $  0.00
 Net realized and unrealized gain (loss) on investments, futures
  contracts and foreign currency transactions                          5.10       (4.23)
                                                                    -------     -------
   Net increase (decrease) from investment operations               $  5.01     $ (4.23)
Distributions to shareholders:
 Net investment income                                                    -           -
 Net realized gain                                                        -       (1.40)
                                                                    -------     -------
Net increase (decrease) in net asset value                          $  5.01     $ (5.63)
                                                                    -------     -------
Net asset value, end of year                                        $ 13.80     $  8.79
                                                                    =======     =======
Total return*                                                         57.00%     (32.19)%
Ratio of net expenses to average net assets+                           2.44%       2.26%
Ratio of net investment income (loss) to average net assets+          (0.73)%      0.07%
Portfolio turnover rate                                                 180%        195%
Net assets, end of year (in thousands)                              $91,092     $76,257
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                          2.44%       2.27%
 Net investment income (loss)                                         (0.73)%      0.06%
Ratios assuming waiver of management fees and assumption of
expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                          2.40%       2.25%
 Net investment income (loss)                                         (0.69)%      0.08%

                                                                   Year Ended   Year Ended  Year Ended
                                                                    11/30/97     11/30/96    11/30/95
CLASS A
Net asset value, beginning of year                                  $ 13.94      $ 11.56     $ 12.24
                                                                    -------      -------     -------
Increase (decrease) from investment operations:
 Net investment income (loss)                                       $ (0.05)     $ (0.07)    $  0.04
 Net realized and unrealized gain (loss) on investments, futures
  contracts and foreign currency transactions                          1.40         2.45       (0.53)
                                                                    -------      -------     -------
   Net increase (decrease) from investment operations               $  1.35      $  2.38     $ (0.49)
Distributions to shareholders:
 Net investment income                                                    -            -       (0.06)
 Net realized gain                                                    (0.87)           -       (0.13)
                                                                    -------      -------     -------
Net increase (decrease) in net asset value                          $  0.48      $  2.38     $ (0.68)
                                                                    -------      -------     -------
Net asset value, end of year                                        $ 14.42      $ 13.94     $ 11.56
                                                                    =======      =======     =======
Total return*                                                         10.37%       20.59%      (4.07)%
Ratio of net expenses to average net assets+                           2.23%        2.28%       2.27%
Ratio of net investment income (loss) to average net assets+          (0.40)%      (0.61)%      0.24%
Portfolio turnover rate                                                 140%         143%        247%
Net assets, end of year (in thousands)                              $87,628      $56,465     $15,411
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                          2.25%        3.00%       3.95%
 Net investment income (loss)                                         (0.42)%      (1.33)%     (1.44)%
Ratios assuming waiver of management fees and assumption of
expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                          2.19%        2.25%       2.25%
 Net investment income (loss)                                         (0.36)%      (0.58)%      0.27%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+ Ratio assuming no reduction for fees paid indirectly.


22 The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/99
--------------------------------------------------------------------------------

                                                                   Year Ended  Year Ended
                                                                    11/30/99    11/30/98
CLASS B
Net asset value, beginning of year                                  $  8.49     $ 14.09
                                                                    -------     -------
Increase (decrease) from investment operations:
 Net investment loss                                                $ (0.17)    $ (0.12)
 Net realized and unrealized gain (loss) on investments, futures
  contracts and foreign currency transactions                          4.91       (4.08)
                                                                    -------     -------
   Net increase (decrease) from investment operations               $  4.74     $ (4.20)
Distributions to shareholders:
 Net investment income                                                    -           -
 Net realized gain                                                        -       (1.40)
                                                                    -------     -------
Net increase (decrease) in net asset value                          $  4.74     $ (5.60)
                                                                    -------     -------
Net asset value, end of year                                        $ 13.23     $  8.49
                                                                    =======     =======
Total return*                                                         55.83%     (32.79)%
Ratio of net expenses to average net assets+                           3.20%       3.09%
Ratio of net investment income (loss) to average net assets+          (1.53)%     (0.84)%
Portfolio turnover rate                                                 180%        195%
Net assets, end of year (in thousands)                              $51,093     $35,954
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                          3.20%       3.10%
 Net investment loss                                                  (1.53)%     (0.85)%
Ratios assuming waiver of management fees and assumption of
expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                          3.18%       3.08%
 Net investment loss                                                  (1.51)%     (0.83)%

                                                                   Year Ended   Year Ended    Year Ended
                                                                    11/30/97     11/30/96      11/30/95
CLASS B
Net asset value, beginning of year                                  $ 13.73      $ 11.47       $12.19
                                                                    -------      -------       ------
Increase (decrease) from investment operations:
 Net investment loss                                                $ (0.14)     $ (0.03)      $(0.04)
 Net realized and unrealized gain (loss) on investments, futures
  contracts and foreign currency transactions                          1.37         2.29        (0.52)
                                                                    -------      -------       ------
   Net increase (decrease) from investment operations               $  1.23      $  2.26       $(0.56)
Distributions to shareholders:
 Net investment income                                                    -            -        (0.03)
 Net realized gain                                                    (0.87)           -        (0.13)
                                                                    -------      -------       ------
Net increase (decrease) in net asset value                          $  0.36      $  2.26       $(0.72)
                                                                    -------      -------       ------
Net asset value, end of year                                        $ 14.09      $ 13.73       $11.47
                                                                    =======      =======       ======
Total return*                                                          9.61%       19.70%       (4.62)%
Ratio of net expenses to average net assets+                           2.94%        3.00%        3.00%
Ratio of net investment income (loss) to average net assets+          (1.10)%      (1.47)%       0.47%
Portfolio turnover rate                                                 140%         143%         247%
Net assets, end of year (in thousands)                              $70,218      $39,893       $5,658
Ratios assuming no waiver of management fees and assumption
 of expenses by PIM and no reduction for fees paid indirectly:
 Net expenses                                                          2.95%        3.66%        4.57%
 Net investment loss                                                  (1.11)%      (2.13)%      (2.05)%
Ratios assuming waiver of management fees and assumption of
expenses by PIM and reduction for fees paid indirectly:
 Net expenses                                                          2.90%        2.96%        2.96%
 Net investment loss                                                  (1.06)%      (1.43)%      (0.43)%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

+ Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements. 23

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/99
--------------------------------------------------------------------------------

                                                                   Year Ended   Year Ended  Year Ended   1/31/96 to
                                                                    11/30/99     11/30/98    11/30/97     11/30/96
CLASS C
Net asset value, beginning of period                                $  8.47      $ 14.08     $ 13.73       $13.22
                                                                    -------      -------     -------       ------
Increase (decrease) from investment operations:
 Net investment loss                                                $ (0.29)     $ (0.08)    $ (0.13)      $(0.09)
 Net realized and unrealized gain (loss) on investments, futures
  contracts and foreign currency transactions                          4.94        (4.13)       1.35         0.60
                                                                    -------      -------     -------       ------
   Net increase (decrease) from investment operations               $  4.65      $ (4.21)    $  1.22       $ 0.51
Distributions to shareholders:
 Net realized gain                                                        -        (1.40)      (0.87)           -
                                                                    -------      -------     -------       ------
Net increase (decrease) in net asset value                          $  4.65      $ (5.61)    $  0.35       $ 0.51
                                                                    -------      -------     -------       ------
Net asset value, end of period                                      $ 13.12      $  8.47     $ 14.08       $13.73
                                                                    =======      =======     =======       ======
Total return*                                                         54.90%      (32.90)%      9.53%        3.86%
Ratio of net expenses to average net assets+                           3.82%        3.32%       2.89%        2.91%**
Ratio of net investment loss to average net assets+                   (2.09)%      (1.08)%     (1.09)%      (1.51)%**
Portfolio turnover rate                                                 180%         195%        140%         143%
Net assets, end of period (in thousands)                            $11,656      $12,162     $12,730       $5,566
Ratios assuming no waiver of management fees by PIM and no
reduction for fees paid indirectly:
 Net expenses                                                          3.82%        3.33%       2.90%        3.48%**
 Net investment loss                                                  (2.09)%      (1.09)%     (1.10)%      (2.08)%**
Ratios assuming waiver of management fees by PIM and
reduction for fees paid indirectly:
 Net expenses                                                          3.80%        3.31%       2.85%        2.86%**
 Net investment loss                                                  (2.07)%      (1.07)%     (1.05)%      (1.46)%**

 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

** Annualized.

 + Ratio assuming no reduction for fees paid indirectly.


24 The accompanying notes are an integral part of these financial statements.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS 11/30/99
--------------------------------------------------------------------------------

                                                                  Year Ended     4/9/98 to
                                                                   11/30/99       11/30/98
CLASS Y
Net asset value, beginning of period                               $  8.85        $ 14.55
                                                                   -------        -------
Increase (decrease) from investment operations:
 Net investment income                                             $  0.01        $     -
 Net realized and unrealized gain (loss) on investments,
  futures contracts and foreign currency transactions                 5.13          (5.55)
                                                                   -------        -------
  Net increase (decrease) from investment operations               $  5.14        $ (5.55)
Distributions to shareholders:
 Net realized gain                                                       -          (0.15)
                                                                   -------        -------
Net increase (decrease) in net asset value                         $  5.14        $ (5.70)
                                                                   -------        -------
Net asset value, end of period                                     $ 13.99        $  8.85
                                                                   =======        =======
Total return*                                                        58.08%        (38.32)%
Ratio of net expenses to average net assets+                          2.51%          1.75%**
Ratio of net investment income (loss) to average net assets+         (1.07)%         0.06%**
Portfolio turnover rate                                                180%           195%
Net assets, end of period (in thousands)                           $27,225        $ 1,241
Ratios assuming reduction for fees paid indirectly:
 Net expenses                                                         2.41%          1.75%**
 Net investment income (loss)                                        (0.97)%         0.06%**


 * Assumes initial investment at net asset value at the beginning of each period, reinvestment of distributions and the complete redemption of the investment at net asset value at the end of each period.
** Annualized.
 + Ratio assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements. 25

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/99
--------------------------------------------------------------------------------

1. Organization and Significant Accounting Policies

Pioneer Emerging Markets Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital.

The Fund offers four classes of shares--Class A, Class B, Class C and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that the level of transfer agent and distribution fees may differ among classes. Class A, Class B, and Class C shareholders have exclusive voting rights with respect to the distribution plan for each class. There is no distribution plan for Class Y shares.

The Fund's financial statements have been prepared in conformity with generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.   Security Valuation

     Security transactions are recorded on trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Dividend income is recorded on the ex-dividend date, except that certain

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of the ex-dividend data in the exercise of reasonable diligence. Interest income is recorded on the accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates. Temporary cash investments are valued at amortized cost.

     Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes. It is the Fund's practice to first select for sale those securities that have the highest cost and also qualify for long-term capital gain or loss treatment for tax purposes.

     The Fund's investments in emerging markets or countries with limited or developing markets may subject the Fund to a greater degree of risk than in a developed market. Risks associated with these developing markets include political, social or economic factors and may affect the price of the Fund's investments and income generated by these investments, as well as the Fund's ability to repatriate such amounts. In addition, delays are common in registering transfers of securities in India, and the Fund may be unable to sell portfolio securities until the registration process is completed.

B.   Futures Contracts

     The Fund may enter into futures transactions to hedge against changes in interest rates, securities prices, and currency rates or to seek to increase total return. Upon entering into a futures contract, the Fund is required to deposit with a broker an amount of cash or securities equal to the minimum "initial margin" requirements of the associated futures exchange. Subsequent payments for futures contracts ("variation margin") are paid or received by the Fund, depending on the daily fluctuation in the value of the contracts, and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund realizes a gain or loss equal to the difference between the opening and closing value of the contract. The use of futures contracts involves, to varying degrees, elements of market risk which may exceed the amounts recognized by the Fund. Changes in value of the contracts may not directly correlate to the changes in value of the underlying securities. These risks may decrease the effectiveness of the Fund's hedging and trading strategies and potentially result in a loss. As of November 30, 1999, the Fund had no outstanding futures contracts.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/99                              (continued)
--------------------------------------------------------------------------------

C.   Foreign Currency Translation

     The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollar actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the statement of operations from the effects of changes in market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Fund enters into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific investment transactions (settlement hedges) or portfolio positions (portfolio hedges). All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Fund's financial statements. The Fund records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

     As of November 30, 1999, the fund had no outstanding portfolio hedges. The Funds gross forward foreign currency settlement contracts receivable and payable were $1,502,130 and $1,495,971, respectively, resulting in a net receivable of $6,159.

E.   Taxes

     It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

     In addition to the requirements of the Internal Revenue Code, the Fund may also be required to pay local taxes on the recognition of capital gains and/or the repatriation of foreign currencies in certain countries. During the year ended November 30, 1999, the Fund paid no such taxes.

     In determining the daily net asset value, the Fund estimates the reserve for such taxes, if any, associated with investments in certain countries. The estimated reserve for capital gains is based on the net unrealized appreciation on certain portfolio securities, the holding period of such securities and the related tax rates, tax loss carryforward (if applicable) and other such factors. As of November 30, 1999, the Fund had a reserve of $1,834,842 related to capital gains. The estimated reserve for repatriation of foreign currencies is based on principal balances and/or unrealized appreciation of applicable securities, the holding period of such investments and the related tax rates and other such factors. As of November 30, 1999, the Fund had a reserve of $10,185 related to taxes on the repatriation of foreign currencies.

     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

     At November 30, 1999, the Fund has reclassified $1,143,514 and $1,867,264 from paid-in capital to accumulated net investment loss and accumulated net realized loss on investments, futures contracts and foreign currency transactions, respectively. The reclassification has no impact on the net asset value of the Fund and is designed to present the Fund's capital accounts on a tax basis.

F.   Fund Shares

     The Fund records sales and repurchases of its shares on trade date. Net losses, if any, as a result of cancellations are absorbed by Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and an indirect subsidiary of The Pioneer Group, Inc. (PGI). PFD earned $24,835 in underwriting commissions on the sale of fund shares during the year ended November 30, 1999.

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/99                              (continued)
--------------------------------------------------------------------------------

G.   Class Allocations

     Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, and Class C shares of the Fund, respectively. Class Y shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Pioneering Services Corporation (PSC), for their services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

     Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B, Class C and Class Y shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM), the Fund's investment adviser, manages the Fund's portfolio and is a wholly owned subsidiary of PGI. Management fees are calculated daily at the annual rate of 1.25% of the Fund's average daily net assets.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At November 30, 1999, $190,502 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PSC, a wholly owned subsidiary of PGI, provides substantially all transfer agent and shareholder services to the Fund at negotiated rates. Included in due to affiliates is $76,516 in transfer agent fees payable to PSC at November 30, 1999.

4. Distribution Plans

The Fund adopted Plans of Distribution with respect to Class A, Class B, and Class C shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $69,991 in distribution fees payable to PFD at November 30, 1999.

In addition, redemptions of each class of shares (except Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the year ended November 30, 1999, CDSCs in the amount of $206,512 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain expense offset arrangements resulting in a reduction in the Fund's total expenses. For the year ended November 30, 1999, the Fund's expenses were reduced by $37,561 under such arrangements.

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), collectively participate in a $50 million committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of $50 million or the limits set by its prospectus for borrowings. Interest on collective borrowings of up to $25 million is payable at the Federal Funds Rate plus 3/8% on an annualized basis, or at the Federal Funds Rate plus 1/2% if the borrowing exceeds $25 million at any one time. The Funds pay an annual commitment fee for this facility. The commitment fee is allocated among such Funds based on their respective borrowing limits.

The average daily amount of borrowings outstanding during the year ended November 30, 1999 was $506,888. The average daily shares outstanding during the year were 12,453,377 resulting in an average borrowing per

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS 11/30/99                              (continued)
--------------------------------------------------------------------------------

share of $0.04. The related weighted average annualized interest rate for the year was 5.58%, and the total interest expense on such borrowings was $28,445.

7. Affiliated Companies

The Fund's investments in certain companies exceed 5% of the outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. The following summarizes transactions with affiliates of the Fund as of November 30, 1999:

                                                    Dividend
Affiliate                    Purchases      Sales    Income       Value
---------------------------------------------------------------------------
Paramount Publishing Group   $1,920,147     $ --      $ --     $1,818,580
---------------------------------------------------------------------------

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

To the Shareowners and the Board of Trustees of Pioneer Emerging Markets Fund:

We have audited the accompanying balance sheet, including the schedule of investments, of Pioneer Emerging Markets Fund (the Fund) as of November 30, 1999, and the related statement of operations, the statements of changes in net assets, and the financial highlights for the periods presented. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer Emerging Markets Fund as of November 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the periods presented, in conformity with generally accepted accounting principles.


ARTHUR ANDERSEN LLP


Boston, Massachusetts
January 7, 2000

Pioneer Emerging Markets Fund

--------------------------------------------------------------------------------
TRUSTEES, OFFICERS AND SERVICE PROVIDERS
--------------------------------------------------------------------------------

Trustees                              Officers
John F. Cogan, Jr.                    John F. Cogan, Jr., Chairman and
Mary K. Bush                           President
Richard H. Egdahl, M.D.               David D. Tripple, Executive Vice President
Margaret B.W. Graham                  Mark H. Madden, Vice President
John W. Kendrick                      Eric W. Reckard, Treasurer
Marguerite A. Piret                   Joseph P. Barri, Secretary
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Public Accountants
Arthur Andersen LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneering Services Corporation

--------------------------------------------------------------------------------
THE PIONEER FAMILY OF MUTUAL FUNDS
--------------------------------------------------------------------------------

For information about any Pioneer mutual fund, please contact your investment representative, or call Pioneer at 1-800-225-6292. Ask for a free fund information kit, which includes a fund prospectus. Please read the prospectus carefully before you invest or send money.

Growth Funds                          Income Funds
United States                         Taxable
Pioneer Capital Growth Fund           Pioneer America Income Trust
Pioneer Growth Shares                 Pioneer Bond Fund
Pioneer Micro-Cap Fund                Pioneer Limited Maturity Bond Fund
Pioneer Mid-Cap Fund                  Pioneer Strategic Income Fund
Pioneer Small Company Fund
Pioneer Tax-Managed Fund              Tax-Free
                                      Pioneer Tax-Free Income Fund
International/Global
Pioneer Emerging Markets Fund         Money Market Fund
Pioneer Europe Fund                   Pioneer Cash Reserves Fund*
Pioneer Indo-Asia Fund
Pioneer International Growth Fund
Pioneer World Equity Fund

Growth and Income Funds
Pioneer Fund
Pioneer II
Pioneer Balanced Fund
Pioneer Equity-Income Fund
Pioneer Real Estate Shares


*An investment in the Fund is not insured or guaranteed by the Federal Deposit
 Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the Fund.


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PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS
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Your investment representative can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-800-225-6292.

FactFoneSM

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

90-Day Reinstatement Privilege (for Class A Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 90 days of your redemption. You have the choice of investing in any Pioneer fund, as long as you meet its minimum investment requirement.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.


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Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the other funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)


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HOW TO CONTACT PIONEER
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We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFoneSM for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:

Pioneering Services Corporation
60 State Street
Boston, Massachusetts 02109

Our toll-free fax                                               1-800-225-4240

Our Internet e-mail address                               ask.pioneer@piog.com
(for general questions about Pioneer only)

Visit our web site:                                       www.pioneerfunds.com


This report must be preceded or accompanied by a current
Fund prospectus.


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Pioneer Investment Management, Inc.
60 State Street                                  7245-00-0100
Boston, Massachusetts 02109                  (C) Pioneer Funds Distributor, Inc.
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